Recording Requested By and
When Recorded Mail to:

D. Brendan Donovan, Esq.
Hunton & Williams
NationsBank Plaza, Suite 4100
600 Peachtree Street, N.E.
Atlanta, Georgia 30308-2216
________________________________
                     (Space above this line for Recorder's Use)

FIRST AMENDMENT TO DEED OF TRUST WITH ABSOLUTE ASSIGNMENT OF LEASES AND RENTS,
                       SECURITY AGREEMENT AND FIXTURE FILING


     THIS FIRST AMENDMENT TO DEED OF TRUST WITH ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Amendment") is made and entered into as of the ____ day of April, 1998, by and between BURKE INDUSTRIES, INC., a California corporation, having its principal office and place of business at 2250 South Tenth Street, San Jose, California 95112 ("Trustor") and NATIONSBANK, N.A., a national banking association, in its capacity as agent for the Lenders (as defined herein) (together with each successor in such capacity, "Beneficiary").

                                  BACKGROUND FACTS

     1. Trustor previously executed and delivered that certain Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of August 20, 1997, and recorded August 21, 1997 in the Official Records, County of Santa Clara, as Document No. 13822220 ("California Deed of Trust").

     2. The California Deed of Trust presently secures Trustor's obligation to repay to Lenders indebtedness incurred and to be incurred by Trustor pursuant to that certain Loan and Security Agreement dated as of August 20, 1997, by and among Trustor, the financial institutions party thereto from time to time ("Lenders"), and Beneficiary, as agent for the Lenders (the same as heretofore amended being referred to herein as the "Loan Agreement") (the terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement);

     3. Trustor now wishes to increase the amount of the indebtedness so secured by an amount equal to $10,000,000.00 and in connection therewith, Trustor, Lenders, Mercer Products Company, Inc., a New Jersey corporation ("Borrowing Subsidiary"), and Beneficiary intend to enter into an Amendment No. 1, Waiver and Joinder Agreement to the Loan Agreement to be dated on or about the date hereof ("Amendment No. 1"), which, among other things, will provide for such increase.

     4. Amendment No. 1 is intended to effect an increase in the amount of the indebtedness secured; however, Amendment No. 1 is not intended to be and shall not be construed as a prepayment or novation of such indebtedness, but is only an amendment and restatement of the terms applicable thereto.

     NOW THEREFORE, for and in consideration of the foregoing and of the mutual covenants and agreements herein contained, and as an inducement to Lenders to increase the amount of the indebtedness available under the Loan Agreement, Trustor, Trustee, and Beneficiary hereby covenant and agree as follows:

          1. The introductory paragraph of the California Deed of Trust shall be deleted in its entirety and replaced with the following:

          THE PARTIES TO THIS DEED OF TRUST WITH ABSOLUTE ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING ("Deed of Trust"), made as of August 20, 1997, are BURKE INDUSTRIES, INC., a California corporation ("Trustor"), COMMONWEALTH LAND TITLE COMPANY, a California corporation ("Trustee"), and NATIONSBANK, N.A., a national banking association, as agent (in such capacity, together with its successors, being referred to herein as "Beneficiary") for itself and for each of the financial institutions which from time to time shall be a "Lender" under the Loan Agreement (as hereinafter defined).

          2. Section 2.1 (a) of the California Deed of Trust shall be deleted in its entirety and replaced with the following:

          (a) Payment of all sums at any time owing under that certain Amended and Restated Revolving Credit Note, dated as of April ___, 1998, in the principal amount of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000) executed by Trustor and Mercer Products Company, Inc., a New Jersey corporation ("Borrowing Subsidiary"; and, together with Trustor, "Borrower"), as joint and several obligors thereupon, and payable to the order of Beneficiary, as lender ("Lender"), and payment of all sums at any time owing under any other Revolving Credit Notes issued and outstanding from time to time under the Loan Agreement (defined below) in exchange for, substitution for, replacement of or amendment or modification to or restatement of such Amended and Restated Revolving Credit Note, including such Revolving Credit Notes as may be issued to additional Lenders under the Loan Agreement (collectively, the "Note"); and

          3. Section 2.1(c) of the California Deed of Trust shall be deleted in its entirety and replaced with the following:

          (c) Payment and performance of all covenants and obligations on the part of the Borrower and the Borrowing Subsidiary under that certain Loan and Security


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Agreement dated as of August 20, 1997, as amended by an Amendment No. 1, Waiver and Joinder Agreement to Loan and Security Agreement dated as of April 21, 1998 and as hereafter amended, modified, supplemented, or restated from time to time (the "Loan Agreement"; terms defined therein and not otherwise defined herein being used herein or therein defined) by and among Trustor, as Borrower, Borrowing Subsidiary and Beneficiary, as Agent and Lender; and

          4. Trustor and Beneficiary agree that nothing contained herein shall be deemed a novation of the California Deed of Trust or shall effect a novation of the California Deed of Trust.

          5. Except as herein expressly amended, the California Deed of Trust is hereby ratified, confirmed, restated, and approved.

                    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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

     IN WITNESS WHEREOF, this Amendment has been duly executed, delivered, and sealed by Trustor and Beneficiary as of the day and year first above written.

                         TRUSTOR:

                         BURKE INDUSTRIES, INC.,
                         a California corporation

                         By: /s/ KEITH OSTER
                         Name: Keith Oster
                         Title: Secretary

                         Attest: /s/ LOUIS MINTZ
                         Name: Louis Mintz
                         Title: Assistant Secretary

                              [CORPORATE SEAL]


                         BENEFICIARY:

                         NATIONSBANK, N.A., a national banking association

                         By: /s/ SHERRY D. LAIL
                         Name: Sherry D. Lail
                         Title: Vice President

                              [SEAL]


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                             ACKNOWLEDGMENT OF TRUSTOR

STATE OF   NEW YORK:
           ---------
                         :    ss
COUNTY OF  NEW YORK:
           ---------

     On April 21, 1998, before me, Robin Kahan, personally appeared Keith Oster and Louis Mintz, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity(ies), and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.

     Signature  /s/ ROBIN A. KAHAN           [seal]

This document was prepared by:

     D. Brendan Donovan, Esq.
     Hunton & Williams
     NationsBank Plaza, Suite 4100
     600 Peachtree Street, N.E.
     Atlanta, Georgia 30308-2216


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

                           ACKNOWLEDGMENT OF BENEFICIARY

STATE OF GEORGIA:
                         :    ss
COUNTY OF FULTON :

     On April 23, 1998, before me, Zarah Elliot, personally appeared Sherry Lail, VP, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that s/he executed the same in her/his authorized capacity(ies), and that by her/his signature on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.

     Signature /s/ ZARAH C. ELLIOT         [seal]

This document was prepared by:

     D. Brendan Donovan, Esq.
     Hunton & Williams
     NationsBank Plaza, Suite 4100
     600 Peachtree Street, N.E.
     Atlanta, Georgia 30308-2216


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